Exhibit 99.1
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
DUKE ENERGY                                                              CINERGY
May 9, 2005         DUKE ENERGY MEDIA CONTACT:                             Pete Sheffield
                    Phone:                                                 980/373-4503
                    24-Hour:                                               704/382-8333
                    CINERGY MEDIA CONTACT:                                 Steve Brash
                    Phone:                                                 513/287-2226
                    DUKE ENERGY ANALYST CONTACT:                           Julie Dill
                    Cell Phone:                                            704/307-9035
                    Phone:                                                 980/373-4332
                    CINERGY ANALYST CONTACT:                               Brad Arnett
                    Phone:                                                 513/287-3024
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                    CINERGY AND DUKE ENERGY AGREE TO MERGE;
         CREATES ENERGY COMPANY WITH $36 BILLION MARKET CAPITALIZATION

     o Duke Energy dividend to be increased 12.7 percent for an annual dividend of $1.24

     o  Combined company to have more than $70 billion in total assets

     o All stock transaction; each common share of Cinergy to be converted into 1.56 shares of Duke Energy

     o Duke Energy's Anderson to be chairman of combined company; Cinergy's Rogers to be president and CEO


CHARLOTTE, N.C. and CINCINNATI, OHIO - Cinergy (CIN) and Duke Energy (DUK) today announced they have entered into a definitive merger agreement to create an energy company with approximately $36 billion in market capitalization and
5.4 million retail customers.

The merger, which was unanimously approved by both companies' boards of directors, will create a combined energy company with assets totaling more than $70 billion.

The combined company, to be named Duke Energy Corporation, will have approximately $27 billion in annual revenues and $1.9 billion in annual net income (combined figures as of Dec. 31, 2004). It will own and/or operate approximately 54,000 megawatts of electric generation domestically and internationally - relying on a diverse fuel mix of nuclear, coal, natural gas and hydroelectric power to meet customers' needs. Duke Energy also operates more than 17,500 miles of natural gas transmission pipeline with 250 billion cubic feet of natural gas storage capacity and, through its joint venture with ConocoPhillips, is the largest producer of natural gas liquids (NGLs) in North America. The combined company will have operations in two-thirds of the United States, as well as Canada and several other international locations - primarily in Latin America.

By combining resources and best practices, the merger will enhance operations and create efficiencies at all levels of the new company, including generation, transmission and distribution as well as power and gas marketing.

Under the merger agreement, each common share of Cinergy will be converted into 1.56 shares of Duke Energy upon closing of the merger. Based on the closing prices on May 6, Cinergy investors will receive a premium of 13.4 percent. Following the merger, Cinergy shareholders will own approximately 24 percent, or about 310 million shares, of Duke Energy pro-forma shares outstanding, and Duke Energy shareholders will own approximately 76 percent of the total 1.3 billion shares. The transaction will be accretive to Duke Energy's earnings in the first full year of operation.

Upon completion of the merger, Paul M. Anderson, currently chairman and chief executive officer of Duke Energy, will become chairman of the board of the combined company. James E. Rogers, currently chairman, president and chief executive officer of Cinergy, will become president and chief executive officer. The new board will be comprised initially of 10 members named by Duke Energy and five members named by Cinergy.

"The combination of Duke Energy and Cinergy will create a rock-solid portfolio of electric and gas businesses, increasing value for our shareholders immediately and in the longer term," said Anderson. "This union is a great strategic fit and leaves us well positioned for continued consolidation in the energy sector as both the electric and gas businesses will have the scale to stand alone. Importantly, it also provides an immediate and significant improvement for our merchant operations and enhances their future prospects.

"Just as significant as the strong strategic fit of our companies is the cultural fit. Duke Energy and Cinergy share compatible values, operating philosophies and views of the future," Anderson said.

"The increased scope and scale will make the combined company a major industry leader with a strong balance sheet, complementary assets and a low-cost generation portfolio," said Rogers. "Both companies are known for operational excellence as well as strong customer service and reliability.

"We are creating a top-tier energy company that will assume a key leadership role in the future of our industry while delivering benefits to all of our stakeholders. Moreover, this combination creates a stronger platform from which to continue our leadership in finding practical solutions to the environmental challenges facing our industry and country."

Benefits of the Merger
The merger will deliver significant value to customers and shareholders of both companies:

Increased Scale and Scope of Regulated Businesses: The combined company will create a stronger portfolio of utility businesses with 3.7 million retail electric customers and 1.7 million retail gas customers in Ohio, Kentucky, Indiana, North Carolina, South Carolina and Ontario, Canada. The retail electric businesses will have more than 25,000 megawatts of generation and broad operational and regulatory experience. Coupled with the company's pipeline operations, the regulated businesses will contribute a substantial percentage of stable earnings and create the financial strength and scale to participate in the continuing consolidation of the utility sector.

Stronger Merchant Power Platform: With a fleet of more than 16,000 megawatts of unregulated generation, the combined merchant power operation will benefit from increased fuel and market diversity. Consolidation of the trading and marketing units and midwestern merchant generating fleets will enhance scale and efficiencies -- reducing the cost structure of merchant operations by approximately $95 million during year one and $125 million per year subsequently. Significantly, Duke Energy's gas-fired generation in the Midwest complements Cinergy's coal-fired generation in that region. The merchant operations, with a competitive market presence in North America and South America, will be well positioned to participate in the continuing consolidation of the wholesale power sector.

Increased Duke Energy Dividend Creates Immediate Shareholder Value: In conjunction with today's merger announcement, Duke Energy's board of directors said it intends to increase Duke Energy's dividend by 12.7 percent, or 14 cents a year, for an annual dividend of $1.24. The dividend increase, which will be voted on during the board's June meeting, would be effective with the September 2005 disbursement. As a result of the merger transaction and the Duke Energy dividend increase, Cinergy shareholders will be kept whole at closing with respect to their current dividend.

Continued Financial Strength: Increased scale and scope will also strengthen the balance sheet of the combined company, improving financial flexibility and positioning it well for the future. The combined company will have electric and gas businesses with stand-alone scale. Based on implied market capitalization, the electric business would be one of the top five in the United States; the gas business would be the largest in North America.

Significant Synergies: The merger offers both strategic and financial advantages in serving the energy marketplace. Not including implementation costs, the combination will generate approximately $400 million in annual gross synergies -- when fully realized in year three -- from across corporate activities, regulated utilities and non-regulated marketing, trading and generation businesses. These cost savings will result from elimination of duplicate spending and overlapping functions, improved sourcing strategies, avoidance of planned expenditures and the consolidation of non-regulated business unit operations. The combined companies currently employ approximately 29,350 and expect a reduction of approximately 1,500, primarily through attrition, early retirements and other severance programs. The companies anticipate that upon review with state commissions, regulated savings will be shared between customers and shareholders over time in an equitable manner.

Steadfast Community Involvement: Duke Energy and Cinergy have long been committed to the communities in which they operate. That demonstrated commitment will continue through local presence, economic development efforts and corporate contributions.

Structure and Organization
Following the merger, the combined company will be a registered holding company with corporate headquarters in Charlotte, N.C. Local headquarters of the operating utilities will remain unchanged by the merger: Cincinnati Gas & Electric Company and Union Light, Heat & Power will remain in Cincinnati; PSI Energy will remain in Plainfield, Indiana; and Duke Power will continue to be headquartered in Charlotte. Duke Energy Gas Transmission (DEGT) and certain commercial operations will remain in Houston. Duke Energy Field Services
(DEFS) will remain headquartered in Denver and Crescent Resources will continue to be located in Charlotte.

At the completion of the merger, Rogers will have responsibility for all Duke Energy's business units, corporate functions and support services with the exception of the company's gas businesses: DEGT and DEFS. At closing, Fred Fowler, currently president of Duke Energy, will become president and chief executive officer of these gas operations, reporting to Rogers on operations and to Anderson on strategy, pending completion of a strategic review of the portfolio.


Approvals and Timing
The merger is conditioned upon approval by the shareholders of both companies, as well as a number of regulatory approvals or reviews by federal and state energy authorities, including the North Carolina Utilities Commission, the Public Service Commission of South Carolina, the Public Utilities Commission of Ohio, the Kentucky Public Service Commission, the Indiana Utility Regulatory Commission, the Federal Energy Regulatory Commission (FERC), the Nuclear Regulatory Commission (for assurance of continuing financial qualifications and operational standards), the Securities and Exchange Commission (SEC) and the Department of Justice.

The new company intends to register as a holding company with SEC under the Public Utility Holding Company Act. The companies anticipate making required regulatory filings by July 2005, with necessary approvals obtained in about 12 months. The companies will work to secure necessary government approvals consistent with FERC's Merger Policy Statement and the Hart-Scott-Rodino Antitrust Improvements Act.

Analyst and Media Webcast Information
Analyst Presentation: Duke Energy and Cinergy will host a conference call and webcast for the investment community today at 10:30 a.m. EDT, in the Versailles room of the St. Regis Hotel at 2 East 55th Street and Fifth Avenue in New York, N.Y. The conference call can be accessed via the investors' section of both companies at: www.duke-energy.com and www.cinergy.com or by dialing 888/578-6632 in the United States or 719/955-1565 outside the United States. The confirmation code is 6483076. Please call in five to 10 minutes prior to the scheduled start time. A replay of the conference call will be available until May 18, 2005, midnight EDT, by dialing 888/203-1112 with a confirmation code of 6483076. The international replay number is 719/457-0820 with a confirmation code of 6483076. A replay and transcript also will be available by accessing the investors' section of each company's Web site.

Media Availability: Duke Energy and Cinergy will also host a separate conference call for members of the media today at 1:30 p.m. EDT. Dial-in numbers for the media are: 800/946-0713 in the United States or 719/457-2642 outside the United States. The confirmation code is 8894744. Please call in five to 10 minutes prior to the scheduled start time.

More Merger Information
Merger Fact Sheet:
http://www.duke-energy.com/company/aboutus/merger/merger_factsheet.pdf

Combined Company's North American Asset Map:
http://www.duke-energy.com/company/aboutus/merger/map.asp

Advisors
Duke Energy's financial advisor was UBS Investment Bank and the company also received a fairness opinion from Lazard Ltd. Cinergy was advised by and received a fairness opinion from Merrill Lynch and Co. Legal counsel to Duke Energy was Skadden, Arps, Slate, Meagher and Flom LLP; and Cinergy's legal counsel was Wachtell, Lipton, Rosen & Katz.

Corporate Profiles
Cinergy has a balanced, integrated portfolio consisting of two core businesses: regulated operations and commercial businesses. Cinergy's integrated businesses make it a Midwest leader in providing both low-cost generation and reliable electric and gas service. More information about the company is available on the Internet at: http://www.cinergy.com

Duke Energy is a diversified energy company with a portfolio of natural gas and electric businesses, both regulated and unregulated, and an affiliated real estate company. Duke Energy supplies, delivers and processes energy for customers in the Americas. Headquartered in Charlotte, N.C., Duke Energy is a Fortune 500 company traded on the New York Stock Exchange under the symbol DUK. More information about the company is available on the Internet at: http://www.duke-energy.com.

Forward-Looking Statement
This document includes statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding benefits of the proposed mergers and Restructuring Transactions, integration plans and expected synergies, anticipated future financial operating performance and results, including estimates of growth. These statements are based on the current expectations of management of Duke Energy and Cinergy. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, (1) the companies may be unable to obtain shareholder approvals required for the transaction; (2) the companies may be unable to obtain regulatory approvals required for the transaction, or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the transaction; (3) conditions to the closing of the mergers and the restructuring transactions may not be satisfied; (4) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (5) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (6) the transaction may involve unexpected costs or unexpected liabilities, or the effects of purchase accounting may be different from the companies' expectations; (7) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (8) the businesses of the companies may suffer as a result of uncertainty surrounding the transaction; (9) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (10) the companies may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of Duke Energy and Cinergy are set forth in their respective filings with the Securities and Exchange Commission ("SEC"), which are available at www.duke-energy.com/investors and www.cinergy.com/investors, respectively. Duke Energy and Cinergy undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It
In connection with the proposed transaction, a registration statement of Deer Holding Corp., which will include a joint proxy statement of Duke Energy and Cinergy, and other materials, will be filed with SEC. WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DUKE ENERGY, CINERGY, DEER HOLDING CORP., AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the registration statement and proxy statement (when available) as well as other filed documents containing information about Duke Energy and Cinergy at http://www.sec.gov, SEC's Web site. Free copies of Duke Energy's SEC filings are also available on Duke Energy's Web site at www.duke-energy.com/investors and free copies of Cinergy's SEC filings are also available on Cinergy's Web site at www.cinergy.com/investors.

Participants in the Solicitation
Duke Energy, Cinergy and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Duke Energy's or Cinergy's stockholders with respect to the proposed transaction. Information regarding the officers and directors of Duke Energy is included in its definitive proxy statement for its 2005 annual meeting filed with SEC on March 31, 2005. Information regarding the officers and directors of Cinergy is included in its definitive proxy statement for its 2005 annual meeting filed with SEC on March 28, 2005. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the registration statement and proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

                                     * * *

                          Forward-Looking Statements

         This document includes statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding benefits of the proposed mergers and Restructuring Transactions, integration plans and expected synergies, anticipated future financial operating performance and results, including estimates of growth. These statements are based on the current expectations of management of Duke and Cinergy. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, (1) the companies may be unable to obtain shareholder approvals required for the transaction; (2) the companies may be unable to obtain regulatory approvals required for the transaction, or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the transaction; (3) conditions to the closing of the mergers and the restructuring transactions may not be satisfied; (4) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected;
(5) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (6) the transaction may involve unexpected costs or unexpected liabilities, or the effects of purchase accounting may be different from the companies' expectations; (7) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (8) the businesses of the companies may suffer as a result of uncertainty surrounding the transaction; (9) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (10) the companies may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of Duke and Cinergy are set forth in their respective filings with the Securities and Exchange Commission ("SEC"), which are available at www.duke-energy.com/investors and www.cinergy.com/investors, respectively. Duke and Cinergy undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                  Additional Information and Where to Find It

         In connection with the proposed transaction, a registration statement of Deer Holding Corp., which will include a joint proxy statement of Duke and Cinergy, and other materials will be filed with the SEC. WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DUKE, CINERGY, DEER HOLDING CORP., AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the registration statement and proxy statement (when available) as well as other filed documents containing information about Duke and Cinergy at http://www.sec.gov, the SEC's website. Free copies of Duke's SEC filings are also available on Duke's website at www.duke-energy.com/investors, and free copies of Cinergy's SEC filings are also available on Cinergy's website at www.cinergy.com/investors.

                       Participants in the Solicitation

         Duke, Cinergy and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Duke's or Cinergy's stockholders with respect to the proposed transaction. Information regarding the officers and directors of Duke is included in its definitive proxy statement for its 2005 Annual Meeting filed with the SEC on March 31, 2005. Information regarding the officers and directors of Cinergy is included in its definitive proxy statement for its 2005 Annual Meeting filed with the SEC on March 28, 2005. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the registration statement and proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.